UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, Craig Haase notified the Board of Directors ("Board") of Royal Gold, Inc. (the "Company") that he would not stand for re-election as a director of the Company at its 2017 Annual Stockholder Meeting. As a result, pursuant to its authority under the Company's bylaws, the Board decreased the size of the Board from eight to seven directors, effective November 16, 2017.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held in Denver, Colorado, on November 16, 2017. At that meeting, the stockholders of the Company considered and acted upon the following proposals:

Proposal No. 1: Election of Directors. By the vote reflected below, the stockholders elected the following individuals as Class III directors to serve until the 2020 Annual Meeting of Stockholders or until each such director’s successor is elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
C. Kevin McArthur	47,074,775	337,826	152,765	10,174,710
Christopher M.T. Thompson	47,307,228	105,631	152,507	10,174,710
Sybil E. Veenman	47,265,748	145,353	154,265	10,174,710

Proposal 2: Ratification of Appointment of Independent Registered Accountants. By the vote reflected below, the stockholders ratified the appointment of Ernst & Young LLP as independent registered public accountants:

For	Against	Abstain
57,401,041	176,641	162,394

Proposal 3: Advisory Vote on Compensation of the Named Executive Officers. By the vote reflected below, the stockholders approved, by a nonbinding advisory vote, compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
45,841,194	1,500,612	223,560	10,174,710

Proposal 4: Advisory vote on Frequency of Future Stockholder Votes on Executive Compensation. By the vote reflected below, the stockholders approved, by a nonbinding advisory vote, that an advisory vote on compensation of named executive officers be held every one year:

1 Year	2 Years	3 Years	Abstain
40,230,106	128,977	7,009,722	196,561

In line with the advisory voting by the Company’s stockholders, the Board has decided that it will include an advisory vote on executive compensation in its proxy statements every year until the next advisory vote on the frequency of the executive compensation vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

Dated: November 21, 2017	By:	/s/ Bruce C. Kirchhoff
		Name:	Bruce C. Kirchhoff
		Title:	Vice President, General Counsel and Secretary